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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 29, 2005


                          JOHN Q. HAMMONS HOTELS, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                      1-13486                   43-1695093
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)

                           300 JOHN Q. HAMMONS PARKWAY
                                    SUITE 900
                              SPRINGFIELD, MO 65806
               (Address of principal executive offices) (Zip Code)


                                 (417) 864-4300
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                           --------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01.        REGULATION FD DISCLOSURE.

         On April 29, 2005, the Company issued a press release announcing that it and its principal stockholder, John Q. Hammons, have extended the exclusivity period in which they have agreed to negotiate exclusively with an investor group led by JQH Acquisition, LLC, regarding a possible merger transaction. The exclusivity period, which was previously scheduled to expire on April 30, 2005, has been extended through May 24, 2005. Attached as Exhibit 99.1 and incorporated herein by reference is a copy of a press release issued today. This information and the press release are being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

  Exhibit No.                            Exhibit
  -----------                            -------
      99.1         Press Release, dated April 29, 2005, issued by the registrant


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             JOHN Q. HAMMONS HOTELS, INC.




                                             By:        /s/ Paul E. Muellner
                                                 -------------------------------
                                                 Name:  Paul E. Muellner
                                                 Title: Chief Financial Officer


Date: April 29, 2005




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                                  EXHIBIT INDEX


  Exhibit No.                               Exhibit
  -----------                               -------

     99.1 Press Release, dated April 29, 2005, issued by John Q. Hammons Hotels, Inc.








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